Exhibit 10.3

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”), dated as of February 4, 2026, is entered into between Gold.com, Inc., a Delaware corporation (the “Company”), and TPM, S.A. de C.V. (the “Investor”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement by and between the parties hereto, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS:

A.
Upon the terms and subject to the conditions of the Purchase Agreement, the Company has agreed to issue to the Investor, and the Investor has agreed to purchase, 3,370,787 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to the Purchase Agreement, of which 2,840,449 Shares are being purchased as of the date hereof, and 530,337 Shares will be purchased at such time as the parties have filed and clearance has been received under the HSR Act, as provided in the Purchase Agreement.
B.
To induce the Investor to enter into the Purchase Agreement, the Company has agreed to provide certain rights, including registration rights under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.
DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a)
“Board of Directors” means the board of directors of the Company.
(b)
“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization.
(c)
“Purchase Agreement” has the meaning assigned to such term in the Premable.
(d)
“Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and providing for offering securities on a continuous basis, and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).
(e)
“Registrable Securities” means the Shares and any Common Stock issued or issuable with respect to the Shares as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event. Registrable Securities shall cease to be Registrable Securities upon the date on which the Investor has resold all the Registrable Securities covered by the Registration Statement.

(f)
“Registration Expenses” means all fees and expenses incident to the performance of, or compliance with, this Agreement by the Company, which shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants (including the expenses of any special audit and comfort letters required by or incident to such performance or compliance)) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company with respect to any filing that may be required to be made by any broker through which the Investor intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursement of counsel for the Investor (not to exceed $50,000 per Registration), (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any Selling Expenses.
(g)
“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, that Registers Registrable Securities, including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws.
(h)
“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.
(i)
“SEC Guidance” means (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act.
(j)
“Selling Expenses” means all (i) underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all similar fees and commissions relating to the Investor’ disposition of the Registrable Securities and (ii) fees and disbursement of counsel for the Investor in excess of $50,000 per Registration
2.
NOMINATION RIGHTS.

The Investor shall have the right to nominate a number of individuals for election to the Board of Directors proportionate to its equity ownership in the Company, rounded down to the nearest whole seat (a “Director Nominee”), provided that, for so long as the Investor, together with its affiliates, beneficially owns more than five percent (5%) of the outstanding shares of Common Stock, the Investor shall in no event be entitled to nominate fewer than one (1) individual to the Board of Directors. The Company shall, as soon as reasonably practicable following the date of this Agreement and the delivery by the Investor to the Company of a designation in writing identifying the Director Nominee, take all necessary corporate action to cause the Director Nominee to be appointed to the Board of Directors, including by filling any existing vacancy or expanding the size of the Board of Directors, as applicable. After the date of this Agreement and subsequent to the appointment of the Director Nominee, the Company shall include the Director Nominee in the slate of nominees recommended by the Board of Directors for election at any meeting of stockholders at which directors are to be elected and shall use the same efforts to cause the election of such Director Nominee as its efforts to cause the election of the other nominees recommended by the Board of Directors. In the event that a Director Nominee resigns, is removed, dies, or is otherwise unable to serve, the Investor shall have the right to nominate a replacement, and the Company shall use its reasonable best efforts to cause the Board of Directors to appoint such replacement. Notwithstanding the foregoing, the rights of the Investor under this Section 2 shall terminate and be of no further force or effect at such time as the Investor, together with its affiliates, ceases to beneficially own at least five percent (5%) of the outstanding shares of Common Stock.

3.
REGISTRATION.
(a)
Shelf Registration.
(i)
Initial Shelf Registration. Prior to the date that is 90 days after the date of this Agreement, the Company shall file and cause to become effective with the SEC a shelf Registration Statement pursuant to Rule 415 under the Securities Act (“Shelf Registration Statement”) relating to the offer and sale of all Registrable Securities held by the Investor from time to time in accordance with the methods of distribution elected by the Investor and conveyed to the Company in writing, and the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to promptly become effective under the Securities Act.
(ii)
Continued Effectiveness. The Company shall use its reasonable best efforts to keep such Shelf Registration Statement covering all Registrable Securities held by the Investor continuously effective under the Securities Act in order to permit the Prospectus forming part of the Shelf Registration Statement to be usable by the Investor until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); and (ii) the date as of which the Investor holds no Registrable Securities (such period of effectiveness, the “Shelf Period”). Subject to Section 3(g), the Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Period if the Company voluntarily takes any action or omits to take any action that would result in the Investor not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law.
(b)
Underwriting Requirements. (i) If, pursuant to this Section 3, the Investor elects to distribute any Registrable Securities during the Shelf Period by means of an underwritten offering, the Investor shall make a request therefor to the Company (each, an “Underwriting Request”), and the Company shall, subject to customary underwriting conditions, use its reasonable best efforts to facilitate and consummate such underwritten offering. Without limitation, the Company shall: (1) enter into and perform its obligations under an underwriting agreement in usual and customary form for a transaction of similar size and nature; (2) cooperate fully with the underwriter(s) selected by the Investor in connection with the marketing, pricing and execution of the offering; (3) participate in customary roadshows, investor meetings and other marketing activities, including electronic roadshows, as reasonably requested by the Investor or the underwriter(s); (4) make available appropriate members of senior management for diligence sessions, analyst presentations and investor meetings; (5) update or amend the Shelf Registration Statement, or file a separate Registration Statement, in each case as needed to facilitate such underwritten offering, and (6) take all other actions reasonably requested by the Investor or the underwriter(s) that are customary and reasonably necessary to effect the underwritten offering. The selection of the underwriter(s) for any such underwritten offering shall be made by the Investor, with the reasonable consent of the Company.

(ii) If the managing underwriter advises the Company that the number of shares of Common Stock requested to be included exceeds the number that can be sold without adversely affecting the offering, the Company shall include shares of Common Stock in the following order of priority: (i) first, the Registrable Securities that the Investor proposes to sell in the offering; (ii) second, any shares of Common Stock that the Company proposes to sell for its own account in the offering; and (iii) any shares of Common Stock requested to be included in the offering by any other securityholders pursuant to a registration rights agreement similar to this Agreement, pro rata based on the number of shares requested by each of them to be included in the offering.

(iii) The Investor shall not be entitled to make more than two (2) Underwriting Requests pursuant to this Section 3(b) in any twelve-month period or make an Underwriting Request unless the gross proceeds of the underwritten offering are expected to be at least $25 million.

(c)
Piggyback Registration. If the Company at any time proposes to Register shares of its Common Stock under the Securities Act or facilitate or conduct an offering of Common Stock, in each case either (i) pursuant to a new Registration Statement or (ii) pursuant to an existing Registration Statement (including any Shelf Registration Statement), whether for its own account or for the account of other securityholders (a “Demanding Securityholder”) (other than a registration on or offering pursuant to Form S-4 or S-8 or any successor form), it shall give prompt written notice to the Investor of its intention to do so. Upon the written request of the Investor received within ten (10) Business Days after the delivery of the Company’s notice, and to the extent all Registrable Securities are not already Registered under the Shelf Registration Statement, the Company shall use its reasonable best efforts to include in such registration all Registrable Securities specified in the Investor’s request (a “Piggyback Registration”). If a Piggyback Registration is an underwritten offering, a block trade, a bought deal or overnight transaction, or other similar block sale to a financial institution conducted as an underwritten public offering, the Investor shall be permitted to participate in such Registration irrespective of whether all Registrable Securities are already Registered under the Shelf Registration Statement, and the Company shall use its reasonable best efforts to include in such Registration all Registrable Securities requested in writing by the Investor. In the event of an underwritten Piggyback Registration, if the managing underwriter advises the Company that the number of shares of Common Stock requested to be included exceeds the number that can be sold without adversely affecting the offering, the Company shall include shares of Common Stock in the following order of priority: (i) first, the shares of Common Stock that the Company proposes to sell for its own account, (ii) second, the shares of Common Stock that the Investor requested to be included in such Registration; and (iii) third, the shares of Common Stock proposed to sold for the account of a Demanding Securityholder and any other shares of Common Stock requested to be included in such offering by any other securityholders pursuant to a registration rights agreement similar to this Agreement, pro rata based on the number of shares requested by each of them to be included in the offering.
(d)
Registration Limitations. Notwithstanding the registration obligations set forth in Section 3, if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform the Investor and use its reasonable best efforts to file amendments to the relevant Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance.
(e)
Cut Back. Notwithstanding any other provision of this Agreement, if any underwriter, the SEC or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on or sold pursuant to a particular Registration Statement as a secondary offering or otherwise (and notwithstanding that the Company used commercially reasonable efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by the Investor as to its Registrable Securities, the number of Registrable Securities to be registered on or sold pursuant to such Registration Statement will be reduced as follows: (i) first, the Company or the underwriters, as applicable, shall reduce or eliminate any securities to be included other than Registrable Securities; (i) second, the Company shall reduce Registrable Securities.
(f)
Allowable Delays. On no more than two occasions and for not more than 60 days in any 12 month period, the Company may delay the filing or effectiveness of any Registration Statement, or suspend the use of any prospectus included therein, if the Company delivers to the Investor a certificate signed by the Company’s chief executive officer or president stating that in the good faith judgment of the Company it would be materially detrimental to the Company for either such registration statement to either become effective or for such prospectus to remain in use, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act.
(g)
No Underwriters. Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name the Investor or an Affiliate of the Investor as an underwriter without the prior written consent of the Investor; provided that if the Company concludes based on the advice of counsel that the Company is required by law to name the Investor or an Affiliate as an underwriter in a registration statement or a prospectus and the Investor does not provide such consent, the Company shall not be required to file such registration statement or to make such prospectus available for use.
4.
RELATED COMPANY OBLIGATIONS.

With respect to any Registration Statement in which Registrable Securities are to be Registered pursuant to Section 3, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)
Notifications. The Company will promptly notify the Investor of the time when any amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or where a receipt has been issued therefor or any subsequent supplement to a prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement or any prospectus or for additional information.
(b)
Amendments. The Company will prepare and file with the SEC any amendments, post-effective amendments or supplements to the Registration Statement or any related prospectus, as applicable, that, (i) as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the secondary sale of all of the Registrable Securities covered thereby, or (ii) in the reasonable opinion of the Investor and the Company, as may be necessary or advisable in connection with any sale of Registrable Securities by the Investor.

(c)
Investor Review. The Company will not file any Registration Statement, or any amendment or supplement to any Registration Statement or any prospectus, other than documents incorporated by reference, unless (i) the Investor and their counsel shall have been advised and afforded the opportunity to review and comment thereon at least two (2) Business Days prior to filing with the SEC and (ii) the Company shall have given reasonable due consideration to any comments thereon received from the Investor or their counsel.
(d)
Copies Available. The Company will furnish to the Investor whose Registrable Securities are included in any Registration Statement and its counsel copies of such Registration Statement and the prospectus thereunder (including all documents incorporated by reference therein) and all amendments thereto that are filed with the SEC (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment) and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor that are covered by such Registration Statement, in each case as soon as reasonably practicable upon the Investor’s request and in such quantities as the Investor may from time to time reasonably request; provided, however, that the Company shall not be required to furnish any document to the Investor to the extent such document is available on EDGAR.
(e)
Notification of Stop Orders; Material Changes. The Company shall use its reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement and, (ii) if such order is issued, obtain the withdrawal of any such order as soon as practicable. The Company shall advise the Investor promptly (but in no event later than 24 hours) and shall confirm such advice in writing, in each case: (i) of the Company’s receipt of notice of any request by the SEC or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any prospectus or for any additional information; (ii) of the Company’s receipt of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in any Registration Statement or any prospectus untrue or which requires the making of any additions to or changes to the statements then made in any Registration Statement or any prospectus in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend any Registration Statement or any prospectus to comply with the Securities Act or any other law (each, a “Suspension Event”). If at any time the SEC, or any other federal or state governmental authority shall issue any stop order suspending the effectiveness of any Registration Statement or prohibiting or suspending the use of any prospectus or prospectus supplement, the Company shall use its reasonable best efforts to obtain the withdrawal of such order at the earliest practicable time. The Company shall furnish to the Investor, without charge, a copy of any correspondence from the SEC or the staff of the SEC, or any other federal or state governmental authority to the Company or its representatives relating to any Registration Statement or any prospectus, or prospectus supplement as the case may be. In the event of a Suspension Event set forth in clause (iii) of the first sentence of this Section 4(e), the Company will use its reasonable best efforts to publicly disclose such event as soon as reasonably practicable, or otherwise resolve the matter such that sales under Registration Statements may resume; provided, however, if the Company delivers to the Investor a certificate signed by the Company’s chief executive officer or president stating that in the good faith judgment of the Company it would be materially detrimental to the Company to resolve the matter such that sales under Registration Statements may resume, the Company may suspend the use of all Registration Statements for up to 30 consecutive calendar days; provided, further, that the Company may not suspend the use of all Registration Statements more than twice, or for more than 60 total calendar days, in each case during any twelve-month period.
(f)
Confirmation of Effectiveness. If reasonably requested by the Investor at any time, the Company shall deliver to the Investor a written confirmation from Company’s counsel of whether or not the effectiveness of any Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not such Registration Statement is currently effective and available to the Company for sale of Registrable Securities.
(g)
Listing. The Company shall use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the New York Stock Exchange.
(h)
Compliance. The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investor in writing if, at any time, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investor is required to deliver a prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least 12 months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 4(h), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).
(i)
Blue-Sky. The Company shall register or qualify the Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Investor; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(i), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(i), or (iii) file a general consent to service of process in any such jurisdiction.
(j)
Rule 144. With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until such date as there are no longer Registrable Securities; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; (iii) furnish electronically to the Investor upon request, as long as the Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(k)
Cooperation. The Company shall cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of uncertificated shares representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request to the extent permitted by such Registration Statement or Rule 144 to effect sales of Registrable Securities; for the avoidance of doubt, the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System.
(l)
Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Investor, enter into any registration rights agreement with any holder or prospective holder of any securities of the Company that is similar to this Agreement and that would permit such holder or prospective holder to include such securities in any Registration unless the terms of such agreement expressly provide that such holder or prospective holder may include their securities in any such Registration only to the extent that the inclusion of such securities does not reduce the number of Registrable Securities of the Investor that are or may be included in accordance with the terms of Section 3.
5.
OBLIGATIONS OF THE INVESTOR.
(a)
Investor Information. The Investor shall provide a completed Investor Questionnaire in the form of Exhibit A in connection with the registration of the Registrable Securities.
(b)
Suspension of Sales. Upon receipt of any notice from the Company of the existence of Suspension Event as set forth in Section 4(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Investor’s receipt of a notice from the Company confirming the resolution of such Suspension Event and that such dispositions may again be made.
(c)
Investor Cooperation. The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement, unless the Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
6.
EXPENSES OF REGISTRATION.

All Registration Expenses incurred in connection with registrations pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Investor shall be borne by the Investor.

7.
INDEMNIFICATION.
(a)
To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor, the members, the directors, officers, partners, employees, members, managers, agents, representatives and advisors of the Investor and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, obligation, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs and costs of preparation), reasonable and documented attorneys’ fees, amounts paid in settlement or reasonable and documented expenses, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims

(or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus, or any amendment or supplement thereof, or (ii) any violation or alleged violation by the Company or any of its Subsidiaries of the Securities Act, Exchange Act or any other state securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered or any rule or regulation promulgated thereunder applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration of the Registrable Securities (the matters in the foregoing clauses (i) and (ii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable out-of-pocket legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Investor or such Indemnified Person specifically for use in such Registration Statement or prospectus and was reviewed and approved in writing by the Investor or such Indemnified Person expressly for use in connection with the preparation of any Registration Statement, any prospectus or any such amendment thereof or supplement thereto, if such in each case if the foregoing was timely made available by the Company; and (B) with respect to any superseded prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, and the Indemnified Person was promptly advised in writing not to use the outdated, defective or incorrect prospectus prior to the use giving rise to a violation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.
(b)
In connection with any Registration Statement or any prospectus, the Investor agrees to indemnify, hold harmless and defend, the Company, each of its directors, each of its officers who signed the Initial Registration Statement or signs any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with information about the Investor furnished in writing by the Investor to the Company and reviewed and approved in writing by the Investor or such Indemnified Person expressly for use in connection with the preparation of any Registration Statement, any prospectus or any such amendment thereof or supplement thereto. In no event shall the liability of the Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by the Investor in connection with any claim relating to this Section 7 and the amount of any damages the Investor has otherwise been required to pay by reason of such untrue statement or omission) received by the Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by any Investor pursuant to Section 9.
(c)
Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party (together with all other Indemnified Persons and Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the Indemnified Party or Indemnified Person in respect to or arising out of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the Indemnified Party or Indemnified Person, as the case may be. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.
(d)
The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 7 which person is later determined to not be entitled to such payment shall return such payment (including reimbursement of expenses) to the person making it.
(e)
The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to applicable law.
8.
CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law.

9.
ASSIGNMENT OF REGISTRATION RIGHTS.
(a)
The Company shall not assign this Agreement or any rights or obligations hereunder (whether by operation of law or otherwise) without the prior written consent of the Investor; provided, however, that in any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company is a party and in which the Registrable Securities are converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable

Securities” shall be deemed to include the securities received by the Investor in connection with such transaction.
(b)
The Investor may (i) transfer or assign its rights hereunder to any Affiliate or Person controlling, controlled by or under common control with the Investor, or (ii) in whole or from time to time in part, to one or more Persons, in the case of this clause (ii), in connection with the transfer of Registrable Securities constituting 5.0% or more of the outstanding Common Stock by the Investor to such Person, provided that the Investor complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such Person agrees in writing to be bound by all of the provisions contained herein.
(c)
In the event that the Investor shall assign any of its rights under this Agreement as provided in this Section 9, then for purposes of Section 10, (i) if the Investor retains rights under this Agreement, the Investor shall execute any amendment, modification, supplement or waiver, and (ii) if the Investor has not retained any rights under this Agreement, any amendment, modification, supplement or waiver shall be executed by the transferee(s) or assignee(s) holding a majority in interest of the Registrable Securities at the time.
(d)
If the Investor transfers or assigns its rights hereunder to a Person that is not an Affiliate of TPM, S.A. de C.V., then with respect to such Person (but not, for the avoidance of doubt, with respect to TPM, S.A. de C.V. or any of its Affiliates): (i) Section 4(l) shall be deemed to be deleted, and (ii) Section 3(c) shall be deemed modified by replacing the last sentence thereof with the following:

“In the event of an underwritten Piggyback Registration, if the managing underwriter advises the Company that the number of shares of Common Stock requested to be included exceeds the number that can be sold without adversely affecting the offering, the Company shall include shares of Common Stock in the following order of priority: (i) first, the shares of Common Stock that a Demanding Securityholder, at whose request the Registration is being made or the offering is being conducted, has requested to be included in such offering, (ii) second, the shares of Common Stock that the Company proposes to sell for its own account, and (iii) third, the Registrable Securities requested to be included in such offering by the Investor and any other shares of Common Stock requested to be included in such offering by any other securityholders pursuant to a registration rights agreement similar to this Agreement, pro rata based on the number of shares requested by each of them to be included in the offering.”

10.
AMENDMENTS AND WAIVERS.

The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, or waived only by a written instrument executed by (i) the Company and (ii) the Investor.

11.
MISCELLANEOUS.
(a)
Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day or (c) one business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt:

if to the Company, to

Gold.com, Inc.

1550 Scenic Avenue

Costa Mesa, CA 92626

Attention: Carol Meltzer

Email: cmeltzer@gold.com

with a copy to

Herbert Smith Freehills Kramer (US) LLP

1177 Avenue of the Americas

New York, NY 10036

Attention: Abbe Dienstag

Email: adienstag@kramerlevin.com

if to the Purchaser, to

TPM, S.A. de C.V.

Address: Final Av. La Revolucion, Colonia San Benito, Edif. Centro, Corporativo Presidente Plaza, Nivel 12, Oficina 2, Distrito de San Salvador, Municipio de San Salvador Centro, Republica de El Salvador

Attention: Investments Legal
Email: investments.legal@tether.to

with a copy to

Skadden, Arps, Slate, Meagher & Flom (UK) LLP

22 Bishopsgate

London, EC2N 4BQ

United Kingdom

Attention: Lorenzo Corte

Email: Lorenzo.Corte@skadden.com

Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein.

(b)
Consent to Electronic Notice. The Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic mail pursuant to Section 232 of the DGCL (or any successor thereto) at the e-mail address set forth below the Investor’s name on the signature page, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.
(c)
Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

(d)
Governing Law, Dispute Resolution. The provisions of Section 5.9 and Section 5.10 of the Purchase Agreement are incorporated by reference herein mutatis mutandis.
(e)
Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
(f)
Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.
(g)
Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(h)
Contract Interpretation. This Agreement is the joint product of the Investor and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.
(i)
No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby.
(j)
Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.
(k)
Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.
(l)
Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
(m)
Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investor and its successors and permitted assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of date first written above.

COMPANY:

GOLD.COM, INC.

By: /s/ Gregory N. Roberts

Name: Gregory N. Roberts

Title: CEO

[Signature Page to Investor’ Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Investor’ Rights Agreement to be duly executed as of date first written above.

INVESTOR:

TPM, S.A. DE C.V.

By: /s/ Giancarlo Devasini

Name: Giancarlo Devasini

Title: Sole Administrator

[Signature Page to Investor’ Rights Agreement]

EXHIBIT A

Selling Shareholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Gold.com, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Investor Rights Agreement (the “Investor Rights Agreement”) to which this document is annexed. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Investor Rights Agreement.

NOTICE

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Shareholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Shareholder:

Telephone:

Fax:

Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes [ ] No [ ]

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes [ ] No [ ]

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes [ ] No [ ]

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes [ ] No [ ]

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Shareholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Shareholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

2